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                                                                    EXHIBIT 10.6

                     AMENDED AND RESTATED LIMITED LIABILITY
                                COMPANY AGREEMENT

                                       OF

                            RA AEROSPACE HOLDING LLC

          This Amended and Restated Limited Liability Company Agreement (this "AGREEMENT") of RA Aerospace Holding LLC (the "COMPANY"), a limited liability company organized pursuant to the Delaware Limited Liability Company Act (6
DEL. C. - 18-101, ET SEQ.), as amended from time to time (the "ACT"), is entered into and shall be effective as of June 27, 2001, by and among The Veritas Capital Fund, L.P. ("VERITAS") and the persons listed as Additional Member on the signature page of this Agreement (each an "ADDITIONAL MEMBER" and, collectively with Veritas, the "MEMBERS").

          WHEREAS, the Company was originally formed pursuant to the Limited Liability Company Agreement, dated as of April 5, 2001 (the "EXISTING OPERATING AGREEMENT") entered into by Veritas; and

          WHEREAS, Veritas desires to admit the Additional Members to the Company upon the terms and conditions set forth herein:

          NOW THEREFORE, in consideration of the mutual terms, covenants and conditions herein, the parties hereby agree that the Existing Operating Agreement is hereby amended and restated in its entirety as follows:

                                    ARTICLE I

                               FORMATION AND TERM

          1.1   NAME.  The name of the Company is RA Aerospace Holding LLC.

          1.2   PURPOSE. The Company is formed for the following purposes:

                (a) To purchase Senior Common Units (as hereinafter defined) in RAAH I, LLC, a Delaware limited liability company ("RAAH"), pursuant to that certain Combination Agreement, dated as of April 5, 2001, as amended (the "COMBINATION AGREEMENT"), by and among the Company, RAAH, Raytheon Aircraft Holdings, Inc., ("RAYTHEON"), Raytheon Aerospace Company ("RAYTHEON AEROSPACE") and Wing Corp. For purposes of this Agreement, the term "SENIOR COMMON UNITS" shall have the meaning ascribed to such term in the Combination Agreement.

                (b) To engage in any lawful act or activity for which limited liability companies may be formed under the Act and engaging in any and all activities necessary or incidental to the foregoing.

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          1.3   REGISTERED OFFICE. The address of the registered office of the
Company in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. At any time, the Manager (as hereinafter defined) may designate another registered office.

          1.4 REGISTERED AGENT. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. At any time, the Manager may designate another registered agent.

          1.5 TERM. The term of the Company will commence on the date that the original certificate of formation of the Company is filed in the office of the Secretary of State of the State of Delaware (the "SECRETARY OF STATE") and shall continue until dissolved in accordance with the provisions of this Agreement and the Act.

          1.6 QUALIFICATION IN OTHER JURISDICTIONS. The Manager shall cause the Company to be qualified, formed or registered if necessary under assumed or fictitious name statutes or similar laws in any jurisdiction in which the Company transacts business. The Manager, as authorized person, within the meaning of the Act, shall execute, deliver and file any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business.

                                   ARTICLE II

                               POWERS AND MANAGERS

          2.1 THE COMPANY. The Company shall have the power and authority to take any and all actions that are necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purposes described herein.

          2.2 THE MANAGER. Pursuant to Section 18-402 of the Act, the business and affairs of the Company shall be under the direction of a manager (the "MANAGER"). By signing this Agreement, all of the Members of the Company hereby designate Veritas (and any successor to or designee of Veritas) as the Manager. Except as otherwise expressly provided in this Agreement, the Manager shall have the complete right, power and discretion, on behalf of the Company and without a vote of the Members, to operate, manage and control the affairs of the Company and to make all decisions affecting the Company's affairs, and the Manager shall have all rights, powers and obligations of a manager of a limited liability company under the Act. The Manager, at any time in office, shall have the power and authority to bind the Company and otherwise to act for and on behalf of the Company. The Manager's duty of care in the performance of its duties to the Company and the other Members is limited to the performance of such duties in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances in managing its own affairs.

          2.3 CERTIFICATES. The Manager is hereby designated as an authorized person, within the meaning of the Act, to execute, deliver and file all certificates required or permitted by the Act to be filed in the office of the Secretary of State. The filing of the original certificate of

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formation of the Company in the office of the Secretary of State on March 30,
2001 is hereby ratified.

                                   ARTICLE III

                          CAPITAL CONTRIBUTIONS, UNITS,
             CAPITAL ACCOUNTS AND ALLOCATIONS OF PROFITS AND LOSSES

          3.1 MEMBERSHIP INTERESTS AND CAPITAL CONTRIBUTIONS. The names, addresses and initial capital contributions of the Members are set forth on
SCHEDULE I attached hereto.

          3.2 ADDITIONAL CONTRIBUTIONS. No Member will be required to make any additional capital contribution to the Company.

          3.3 CAPITAL ACCOUNTS. A capital account (a "CAPITAL ACCOUNT") shall be maintained for the Members in accordance with the provisions of Section 704(b) of the Internal Revenue Code of 1986, as amended, and any successor thereto (the "CODE") and the Treasury Regulations promulgated thereunder. Each Member shall have an initial Capital Account balance equal to such Member's initial capital contribution to the Company.

          3.4 WITHDRAWALS. No Member shall be entitled to withdraw any part of such Member's capital contribution from the Company without the consent of the Manager which may be given or withheld in its sole discretion; PROVIDED, HOWEVER, that nothing contained herein shall prohibit a Member from resigning as a Member and abandoning its interest in the Company. No Member shall be entitled to receive any distributions from the Company except as expressly provided in this Agreement.

          3.5 NO LIABILITY FOR CAPITAL CONTRIBUTIONS. No Member shall be personally liable for the return of any portion of the capital contributions of the Members. The return of Members' capital contributions, if applicable, shall be made solely from the Company's assets.

          3.6 NO INTEREST. No Member shall receive any interest on its capital contribution.

          3.7 ALLOCATION OF PROFITS AND LOSSES. Income and loss in each taxable year shall be allocated among the Members in accordance with their respective Percentage Interests. For purposes of this Agreement, the "PERCENTAGE INTEREST" of any Member means the proportion which a Member's capital contribution bears to the capital contributions of all Members at the time the Percentage Interest is computed.

          3.8 DISTRIBUTIONS. Distributions of net cash flow and net capital proceeds shall be made as follows:

                (i) Net cash flow and net capital proceeds for the Company in any taxable year shall be distributed to the Members in accordance with their respective Percentage Interests;

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                (ii)  To the extent that the Company receives distributions of marketable securities or other property, such property, to the extent determined to be feasible by the Manager in its sole discretion, shall not be sold or otherwise liquidated, but shall be distributed to the Members in kind in lieu of cash.

Except as provided in Article V, distributions of net cash flow and net capital proceeds shall be made to the Members within sixty (60) days after the sale of the underlying investments or as soon as is practicable after the end of each fiscal year of the Company, as the case may be, and distributions of marketable securities shall be made to the Members as soon as is practicable after the expiration of any applicable contractual lock-up agreement.

          3.9 RESERVES. Notwithstanding anything in Section 3.8 to the contrary, the Manager may establish and maintain such reserves from the cash or other property otherwise distributable to the Members, as it may from time to time, in its reasonable discretion, deem necessary or advisable.

                                   ARTICLE IV

                            ADMINISTRATIVE PROVISIONS

          4.1 FISCAL YEAR. The Company's fiscal year shall be the calendar year.

          4.2 ACCOUNTING METHOD. The Company shall report its income for United States federal income tax purposes on the cash method of accounting, unless under applicable tax law the accrual method is required. The accounting for Company purposes shall be in accordance with generally accepted accounting principles consistently applied.

          4.3 BOOKS OF ACCOUNT. Complete and accurate books of account shall be kept by the Company at the principal office of the Company (or at such other office as the Manager may designate). The determinations of the Manager with respect to the treatment of any item or its allocation for foreign, federal, state or local income tax purposes shall be binding upon the Members so long as that determination is not inconsistent with any express provision of this Agreement. Each Member shall have the right, at its own expense, to examine, copy and audit the books and records of the Company (and its successors and assigns) during normal business hours.

          4.4 K-1 REPORTS. Each Member shall be furnished a copy of Schedule K-1 in respect of the Company's federal income tax return for each fiscal year of the Company.

          4.5 NO SALARY TO MANAGER. No salary shall be paid to the Manager for services to the Company.

          4.6 TAX MATTERS MEMBER. The Manager shall be the "Tax Matters Member" pursuant to Section 6231(a)(7) of the Code.

          4.7 CONSISTENCY. No Member shall treat a Company item on its respective federal, state or local income tax returns in a manner inconsistent with the treatment of the Company item on the Company's federal, state or local income tax return.

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          4.8   REPORTS. Within ninety (90) days after the end of each fiscal year and within sixty (60) days after the end of any fiscal quarter, the Company shall cause each Member to be furnished with a copy of the balance sheet of the Company as of last day of the applicable period, a statement of income or loss of the Company for such period, and a statement of the Company's cash flow for such period. Annual statements shall also include a statement of the Members' Capital Accounts and changes therein for such fiscal year. Annual statements shall be reviewed by a nationally recognized accounting firm. The Company also shall cause to be delivered to each Member a copy of all financial statements of RAAH and Raytheon Aerospace LLC as soon as reasonably practicable after receipt thereof by the Company.

                                   ARTICLE V

                           DISSOLUTION AND TERMINATION

          5.1 DISSOLUTION. The Company shall dissolve, and its affairs shall be wound up only upon the first to occur of the following: (i) the written consent of the Manager or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act. The Members shall continue to share profit and loss, in the manner set forth in Section 3.7 during the liquidation. The proceeds from liquidation of Company assets shall be applied as follows:

                (1) to payments of debts of the Company other than to the Members;

                (2) to payment of amounts owed to the Members for amounts borrowed from and not repaid to the Members; and

                (3) to the Members PRO RATA in accordance with the positive balances in their Capital Accounts.

          5.2 GAINS OR LOSSES IN WINDING-UP. Any gain or loss on disposition of Company properties in the process of liquidation shall be credited or charged to the Member in the manner set forth in Section 3.7. Any property distributed in kind in the liquidation of the Company shall be valued and treated as though the property were sold and the cash proceeds were distributed. The difference between the value of the property distributed in kind and its book value shall be treated as a gain or loss on sale of the property and shall be credited or charged to the Members in the manner set forth in Section 3.7.

          5.3 TERMINATION. The Company shall terminate when all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company shall have been distributed to the Members in the manner provided for in this Article V, and the certificate of formation of the Company in effect as of the date thereof shall have been canceled in the manner required by the Act.

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                                   ARTICLE VI

                              ADMISSION OF A MEMBER

          6.1 ADMISSION OF A MEMBER. No person may be admitted as a Member of the Company unless the Manager consents in writing which may be given or withheld in its sole discretion.

                                   ARTICLE VII

                                  GOVERNING LAW

          7.1 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware.

                                  ARTICLE VIII

                   LIABILITY, EXCULPATION AND INDEMNIFICATION

          8.1 LIABILITY. Except as otherwise provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Covered Person (as defined herein) shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Covered Person.

          8.2 EXCULPATION. No Covered Person shall be liable to the Company or any other Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in connection with the conduct of the business of the Company so long as such Covered Person acted in the good faith belief that such action or failure to act was in the best interests, or not opposed to the best interests, of the Company and such action or failure to act was not in violation of this Agreement and does not constitute willful misconduct or gross negligence. A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any person as to matters the Covered Person reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or net cash flow or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid.

          8.3 INDEMNIFICATION. To the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person on behalf of the Company; PROVIDED, HOWEVER, that this indemnity shall not extend to any conduct which constitutes willful misconduct, gross negligence or breach of a Covered Person's fiduciary duties to the Company and the Members; PROVIDED, FURTHER, that any

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indemnity under this Section 8.3 shall be provided out of and to the extent of
Company assets only, and no Covered Person shall have any personal liability on account thereof.

          8.4 EXPENSES. To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be ultimately determined by a final non-appealable judgment of a court of competent jurisdiction that the Covered Person is not entitled to be indemnified as authorized in Section 8.3.

          8.5 OUTSIDE BUSINESSES. Any Covered Person may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Company, and the Company and the Covered Persons shall have no rights by virtue of this Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Company, shall not be deemed wrongful or improper. No Covered Persons shall be obligated to present any particular investment opportunity to the Company, even if such opportunity is of a character that, if presented to the Company, could be taken by the Company, and any Covered Person shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment opportunity. Any contract approved by the Manager between the Company and/or any of its affiliates and the Manager and/or any of its affiliates must be on reasonable terms comparable to those which could be obtained from an unaffiliated third party in arms-length negotiations.

          8.6 COVERED PERSON. For purposes of this Article VIII, "COVERED PERSON" shall mean the Manager, a Member, any affiliate of the Manager or a Member, any officers, directors, shareholders, partners, members, employees, representatives or agents of the Manager or a Member, or their respective affiliates, or any employee or agent of the Company or its affiliates.

                                   ARTICLE IX

                     SECURITIES LAWS AND SPECIAL LIMITATIONS
                                   ON TRANSFER

          9.1 MATTERS RELATING TO SECURITIES LAWS. Each Member acknowledges, represents and warrants to the Company: (i) that the Member has such knowledge and experience in financial and business matters that the Member is capable of evaluating the merits and risks of the investment involved of a Membership Interest and has so evaluated same; (ii) that the Member is aware that this investment is speculative and represents a substantial risk of loss; (iii) that the Member is able to bear the economic risk of such investment, even if this results in a complete loss of this investment; (iv) that, in connection with the Member's acquisition of a Membership Interest, the Member has been fully informed as to the circumstances under which the Member is required to take and hold such Membership Interest pursuant to the Securities Act of 1933, as amended, and the applicable state securities laws ("BLUE SKY LAWS"); and (v) that the Member understands that its or his Membership Interest is not registered under the Securities Act of 1933, as amended, or any Blue Sky Law and may not be transferred, as amended, unless such

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Membership Interest is subsequently registered under the Securities Act of 1933, as amended, and any applicable Blue Sky Laws or exemptions from such registration requirement are then available.

          9.2 NO OBLIGATION TO REGISTER INTERESTS. Each Member understands that the Company and the Manager are under no obligation to register such Membership Interest under the Securities Act of 1933, as amended, or any Blue Sky Laws or to comply with any applicable exemption under the Securities Act of 1933, as amended, or any Blue Sky Laws.

          9.3 SPECIAL INDEMNITY. Each Member, at his or its expense, shall indemnify and hold harmless the Company and the Manager from and in respect of all loss, damage or liability arising or resulting from or attributable to any breach by such Member of the representations and warranties set forth in Section
9.1 that are untrue or without adequate factual basis to be considered true and not misleading.

          9.4 SPECIAL TRANSFER LIMITATIONS. A Member may not sell, exchange, transfer, assign, encumber or otherwise dispose of his or its interest in the Company, or any part thereof, except by will or intestacy, without the written consent of the Manager which may be given or withheld in its sole discretion; PROVIDED, HOWEVER, that the Manager shall not unreasonably withhold its consent with respect to an assignment by a Member of its interest in the Company to an affiliate of such Member. No assignee of any Member's interest shall have the right to become, or to exercise any of the rights or powers of, a Member, and no assignee of a Member's interest may become a Member without the written consent of the Manager which may be given or withheld in its sole discretion and the execution of such instruments and the taking of such other actions as the Manager may reasonably request. Notwithstanding any other provision in this Agreement, a Membership Interest may not be transferred unless (i) such transfer is exempt from registration under the Securities Act of 1933, as amended, and any Blue Sky Law, which, in the opinion of the counsel to the Company, is then applicable, and, if the Manager so requests, an opinion (the cost of which shall be paid by the transferor) satisfactory to the Manager to such effect has been rendered by counsel satisfactory to the Manager, or (ii) a registration statement is effective under the Securities Act of 1933, as amended, and any Blue Sky law which in the opinion of counsel to the Company is the applicable to such transfer.

                                    ARTICLE X

                       TAG-ALONG; DRAG-ALONG; OTHER RIGHTS

          10.1 TAG-ALONG RIGHTS. In the event of a proposed Sale Transaction, Veritas shall not transfer any portion of its interest in the Company until each other Member shall have been given the opportunity, at his or its option, exercisable within 10 days after the date of Veritas' written notice of the proposed Sale Transaction, to sell to the proposed transferee at the same price and upon the same terms and conditions offered to Veritas, up to his or its PRO RATA share of the interests in the Company proposed to be transferred by Veritas in such Sale Transaction based on such Member's Percentage Interest divided by the Percentage Interests of all Members (including Veritas) who elect to exercise this option. In order to be entitled to exercise his or its right to sell interests in the Company pursuant to this Section 10.1, such other Member must agree to make to the Transferee substantially the same representations, warranties,

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covenants, indemnities and agreements as Veritas agrees to make in connection with the proposed Sale Transaction.

          As used herein, "SALE TRANSACTION" means the transfer by Veritas and/or any of its transferees, in one transaction or a series of transactions (other than pursuant to a public offering under the Securities Act of 1933, as amended or pursuant to Rule 144 ), of all or any portion of its or their interests in the Company to one or more persons or group of persons (other than an affiliate) and, as a result of which, such person or group of persons would own a majority of the outstanding Percentage Interests of the Company.

          10.2 DRAG-ALONG RIGHTS. In the event of a proposed Sale Transaction, Veritas and/or its transferees may require that each other Member transfer his or its interest in the Company in the Sale Transaction. Each Member will receive in the Sale Transaction in respect of his or its interest in the Company his or its PRO RATA portion of the entire consideration at the same time and in the same form as the consideration to be received by all the Members in or following the Sale Transaction. Veritas and/or its transferees shall notify the other Members at least 20 days in advance of entering into a definitive agreement in connection with a proposed Sale Transaction. In any such agreement, the other Members will be required to make the same representations, warranties, covenants, indemnities and agreements Veritas and/or its transferees agree to make in connection with the proposed Sale Transaction except that the potential liability of the other Members in connection with such representations, warranties, covenants, indemnities and agreements shall be limited to an amount no greater than the proceeds of such Sale Transaction received by such other Members.

          10.3  RIGHT OF FIRST OFFER.

          (a) In the event that any interests in the Company (the "PREEMPTIVE INTERESTS") are proposed to be issued (a "PREEMPTIVE OFFER") by the Company to any person (a "PROPOSED NEW INVESTOR"), the Company shall deliver to the Members a written notice (which notice shall state the amount of the Preemptive Interests proposed to be issued, the purchase price therefor and any other terms or conditions of the proposed issuance) of such issuance at least 20 days prior to the date of the proposed issuance (the "PREEMPTIVE OFFER PERIOD").

          (b) Each Member shall have the option, exercisable at any time during the Preemptive Offer Period by delivering written notice to the Company (a "PREEMPTIVE OFFER ACCEPTANCE NOTICE"), to subscribe for the amount of such Preemptive Interests determined by multiplying the Preemptive Interests by such Member's Percentage Interest.

          (c) If a Preemptive Offer Acceptance Notice is not given by a Member for all such Member's Preemptive Interests, the Company may issue all or any part of such Member's Preemptive Interests as to which a Preemptive Offer Acceptance Notice has not been given by such Member (the "REFUSED INTERESTS") to the Proposed New Investor within 90 days of the expiration of the Preemptive Offer Period and otherwise in accordance with the terms set forth in the Preemptive Offer. Upon the closing, which shall include full payment to the Company, of the sale to the Proposed New Investor of all the Refused Interests, each Member who delivered a timely Preemptive Offer Acceptance Notice shall purchase from the Company, and the Company

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shall sell to such Member, pursuant to the terms specified in the Preemptive
Offer Acceptance Notice such Member's Percentage Interest of the Preemptive Interests.

                                   ARTICLE XI

                     PROVISIONS REGARDING ADDITIONAL MEMBERS

          11.1 NON-RELIANCE ON RAYTHEON. Each Additional Member acknowledges it may not rely on any representation and warranty (oral or written) of Raytheon, whether or not contained in the Combination Agreement, made in any presentation to the Additional Member and in connection with Raytheon's involvement in the sales process. For the avoidance of doubt, nothing herein shall be construed as diminishing in any way the rights the Company has or may have under the Combination Agreement or any indirect rights each Additional Member has or may have as a Member of the Company.

          11.2 INDEMNIFICATION OF THE COMPANY. Each Additional Member shall, to the fullest extent permitted by law, indemnify and hold harmless the Company from and against any losses, including any attorneys' and other professional fees, resulting from or arising out of, any action, claim, suit, litigation, proceeding brought by such Additional Member related to its investment in the Company for which the Company is obligated to indemnify Raytheon, Raytheon Aerospace, or any of their respective affiliates, officers, directors, employees, consultants and representatives or any of the heirs, executors, successors and assigns of any of the foregoing, pursuant to that certain Indemnification Agreement dated as of June 7, 2001 between Raytheon and the Company.

                                   ARTICLE XII

                                  MISCELLANEOUS

          12.1 NOTICES. All notices or other communications given or made under this Agreement shall be in writing. Notices or other communications shall be mailed by regular mail, postage prepaid, to the Members at the addresses listed on Schedule I attached hereto, or at such other address as a Member may specify to the Company in a written notice pursuant to this Section 12.1.

          12.2 ENTIRE AGREEMENT. This document constitutes the entire Agreement and understanding by the Members and supercedes all prior agreements and undertakings, if any, with respect hereto.

          12.3 AMENDMENT. This Agreement may be amended only upon the written consent of (i) the Manager and (iii) of the Members owning at least 51% of the Percentage Interests; PROVIDED, HOWEVER, that no amendment to this Agreement that would decrease the Percentage Interest of any Member, increase or extend any financial obligation or liability of a Member beyond that set forth herein or otherwise have a material adverse effect solely or

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disproportionally on such Member's rights hereunder shall be effected without the written consent of such Member; PROVIDED, FURTHER, that no amendment to this Agreement that would materially adversely affect the rights or obligations of any Member hereunder shall be effective without the consent of the Members owning at least 85% of the Percentage Interests; and PROVIDED, FURTHER, that the Manager without the consent of any Member may amend Schedule I hereto to reflect the admission or withdrawal of any Member, or the transfer by any Member of part or all of its Membership Interest, in each case made in accordance with the terms of this Agreement.

          12.4 GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. (a) All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, including the Act, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (b) Each party hereto irrevocably submits to the jurisdiction of any Delaware state or federal court in any action arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such action may be heard and determined in such Delaware state or federal court. Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of any inconvenient forum to the maintenance of such action or proceeding. The parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

          (c) Each party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Agreement.

          12.5 CAPTIONS. The titles and captions contained herein are for convenience only and shall not be deemed part of this Agreement.

          12.6 NUMBERS AND GENDER. Where the context so indicates, the masculine shall include the feminine and neuter, the singular shall include the plural and the plural shall include the singular, and person shall include corporation, firm or any other entity. Without limiting the forgoing, if at any time there shall be only one Manager acting hereunder, references to the Managers shall be deemed to be references to the sole Manager then acting.

          12.7 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          12.8 DEFINITION. "MEMBERSHIP INTEREST" means, with respect to a Member, the Member's entire interest in the Company, and the property, assets, business and capital thereof, including (i) the share of the profits, losses and distributions of the Company allocable to a

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Member under the provisions of the Agreement and (ii) the Member's right to vote or consent hereunder, any rights to information provided hereunder or under the Act and any and all other rights provided hereunder or under the Act.

                                    *   *   *

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          IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first above written.

                                               THE VERITAS CAPITAL FUND, L.P.


                                               By: /s/ Robert B. McKeon
                                                  ---------------------
                                                   Robert B. McKeon
                                                   Authorized Signatory

                          CMS PEP XIV CO-INVESTMENT SUBPARTNERSHIP
                          a Delaware general partnership
                          By: CMS Private Equity Partners XIV, L.P., a Delaware limited partnership
                               By: CMS PEP XIV Associates, L.P., a Delaware limited partnership
                                    By:  MSPS PEP XIV, Inc., a Delaware
                                         corporation


                                         By: /s/
                                            --------------------
                                            Its: VP


                                    By:  CMS 1999 Investment Partners, L.P., a
                                    Delaware limited partnership
                                    By:  CMS 1999, Inc., a Delaware corporation


                                         By: /s/
                                            --------------------
                                            Its: VP


                          By: CMS Private Equity Partners XIV-Q, L.P., a Delaware limited partnership
                               By: CMS PEP XIV Associates, L.P., a Delaware limited partnership
                                       By:  MSPS PEP XIV, Inc., a Delaware
                                            corporation

                                       By:
                                          ------------------------
                                          Its:


                               By:  CMS 1999 Investment Partners, L.P., a
                                    Delaware limited partnership
                                    By:  CMS 1999, Inc., a Delaware
                                         corporation


                                         By: /s/
                                            -----------------------
                                            Its: VP

 /s/   Bruce Lindsay                 /s/   Ira Brind
--------------------------          -------------------------
Bruce Lindsay                       Ira Brind
By: Ingrid R. Welch                 By: Ingrid R. Welch
     Attorney-in-fact                    Attorney-in-fact

 NOTICE ADDRESSES FOR CMS PEP XIV CO-INVESTMENT SUBPARTNERSHIP

MAIN MAILING ADDRESS:

c/o CMS Affiliated Partnerships
One Bala Plaza, Suite 412
Bala Cynwyd, PA  19004
Attention: Amy Colandrea
Telephone: (610) 747-3308
Facsimile: (610) 747-3312


WITH A COPY TO:

       FOR FINANCIAL REPORTS, CAPITAL CALLS AND DISTRIBUTION NOTICES:

       c/o CMS Companies
       1926 Arch Street
       Philadelphia, PA  19103
       Attention: Patricia Wynne
       Telephone: (215) 246-3030
       Facsimile: (215) 246-3083

       FOR LEGAL NOTICES AND REQUIRED CONSENT:

       c/o CMS Companies
       1926 Arch Street
       Philadelphia, PA  19103
       Attention: Richard Mitchell or Ingrid Welch, Esq.
       Telephone: (215) 246-3032 or (215) 246-3023
       Facsimile: (215) 246-3092

       FOR OTHER MATTERS AND GENERAL CORRESPONDENCE:

       c/o CMS Companies
       1926 Arch Street
       Philadelphia, PA  19103
       Attention: Jon Mansfield or John Capoferri
       Telephone: (215) 246-3271 or (215) 246-3056
       Facsimile: (215) 246-3068

TAX PAYER IDENTIFICATION NUMBER:

23-3020567

Henry L. Hillman, Elsie Hilliard Hillman and C.G. Grenfenstette
Trustees of the Henry L. Hillman Trust U/A
Dated November 18, 1985


By: /s/ C.G. Grenfenstette
   ---------------------------
   C.G. Grenfenstette, Trustee


CAPITAL COMMITMENT: $900,000

NOTICE ADDRESS:


     The Hillman Company
     1800 Grant Building
     Pittsburgh, PA  15219

     Attention: Maurice J. White
     Fax: 412-338-3696


WITH A COPY TO:

     The Hillman Company
     1900 Grant Building
     Pittsburgh, PA  15219

     Attention: Carol J. Cusick Riley
     Fax: 412-338-3644

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T Dated 12/30/76 for the Children of
Audrey Hillman Fisher


By: /s/ C.G. Grefenstette
   --------------------------
   C.G. Grefenstette, Trustee


By: /s/ Thomas G. Bigley
   --------------------------
   Thomas G. Bigley, Trustee


CAPITAL COMMITMENT:  $300,000


NOTICE ADDRESS:

     The Hillman Company
     1800 Grant Building
     Pittsburgh, PA  15219

     Attention: Maurice J. White
     Fax: 412-338-3696


WITH A COPY TO:

     The Hillman Company
     1900 Grant Building
     Pittsburgh, PA  15219

     Attention: Carol J. Cusick Riley
     Fax: 412-338-3644

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T Dated 12/30/76 for the Children of
Juliet Lea Hillman Simonds


By: /s/ C.G. Grefenstette
   --------------------------
   C.G. Grefenstette, Trustee


By: /s/ Thomas G. Bigley
   --------------------------
   Thomas G. Bigley, Trustee


CAPITAL COMMITMENT: $300,000


NOTICE ADDRESS:

     The Hillman Company
     1800 Grant Building
     Pittsburgh, PA  15219

     Attention: Maurice J. White
     Fax: 412-338-3696


WITH A COPY TO:

     The Hillman Company
     1900 Grant Building
     Pittsburgh, PA  15219

     Attention: Carol J. Cusick Riley
     Fax: 412-338-3644

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T Dated 12/30/76 for the Children of
Henry Lea Hillman, Jr.


By: /s/ C.G. Grefensette
   --------------------------
   C.G. Grefenstette, Trustee


By: /s/ Thomas G. Bigley
   --------------------------
   Thomas G. Bigley, Trustee


CAPITAL COMMITMENT: $300,000


NOTICE ADDRESS:


     The Hillman Company
     1800 Grant Building
     Pittsburgh, PA  15219

     Attention: Maurice J. White
     Fax: 412-338-3696


WITH A COPY TO:

     The Hillman Company
     1900 Grant Building
     Pittsburgh, PA  15219

     Attention: Carol J. Cusick Riley
     Fax: 412-338-3644

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T Dated 12/30/76 for the Children of
William Talbott Hillman


By: /s/ C.G. Grefensette
   --------------------------
   C.G. Grefenstette, Trustee


By: /s/ Thomas G. Bigley
   --------------------------
   Thomas G. Bigley, Trustee


CAPITAL COMMITMENT:  $300,000


NOTICE ADDRESS:

     The Hillman Company
     1800 Grant Building
     Pittsburgh, PA  15219

     Attention: Maurice J. White
     Fax: 412-338-3696


WITH A COPY TO:

     The Hillman Company
     1900 Grant Building
     Pittsburgh, PA  15219

     Attention: Carol J.Cusick Riley
     Fax: 412-338-3644

Wilmington Interstate Corporation

By: /s/ Andrew H. McQuarrie
   -----------------------------------
   Andrew H. McQuarrie, Vice President


CAPITAL COMMITMENT: $3,000,000


NOTICE ADDRESS:


     Suite 900
     824 Market Street
     Wilmington, Delaware   19801

     Attention: Andrew H. McQuarrie
     Fax: 302-656-4884


WITH A COPY TO:

     The Hillman Company
     1900 Grant Building
     Pittsburgh, PA  15219

     Attention: Carol J. Cusick Riley
     Fax: 412-338-3644

DBH Sec IV, LP

By: /s/ Howard B. Hillman
   ----------------------------------
   Howard B. Hillman, General Partner


CAPITAL COMMITMENT:  $450,000


NOTICE ADDRESS:


     Joyce & Associates P.C.
     One Glenhardie Corporate Center
     Suite 102
     1275 Drummers Lane
     Wayne, PA  19087

     Attention: Betsy J. Joyce
     Fax: 610-687-8224


WITH A COPY TO:

     158 Main Street
     New Canaan, CT 06840

     Attention: Howard B. Hillman
     Fax: 203-966-7246

Howard B. Hillman, Tatnall L. Hillman and
Joseph J. Hill, Trustee U/A/T/ Dora B. Hillman
Dated 8/25/68 FBO Howard B. Hillman, Jr.


By: /s/ Howard B. Hillman
   --------------------------
   Howard B. Hillman, Trustee


By: /s/ Tatnall L. Hillman, Joseph J. Hill Attorney-in-fact
   -------------------------------------------------------
   Tatnall L Hillman, Trustee


By: /s/ Joseph J. Hill
   --------------------------
   Joseph J. Hill, Trustee


CAPITAL COMMITMENT:  $225,000


NOTICE ADDRESS:


     Tucker Anthony
     Suite 500
     Six Tower Bridge
     181 Washington Street
     Conshohocken, PA  19428

     Attention: Joseph J. Hill
     Fax: 484-530-2843


WITH A COPY TO:


     Joyce & Associates P.C.
     One Glenhardie Corporate Center
     Suite 102
     1275 Drummers Lane
     Wayne, PA 19087

     Attention: Betsy J. Joyce
     Fax: 610-687-8224

Howard B. Hillman, Tatnall L. Hillman and
Joseph J. Hill, Trustee U/A/T/ Dora B. Hillman
Dated 8/25/68 FBO Elise Hillman Green


By: /s/ Howard B. Hillman
   ---------------------------
   Howard B. Hillman, Trustee


By: /s/ Tatnall L. Hillman, Joseph J. Hill Attorney-in-fact
   -------------------------------------------------------
   Tatnall L Hillman, Trustee


By: /s/ Joseph J. Hill
   ---------------------------
   Joseph J. Hill, Trustee


CAPITAL COMMITMENT: $225,000


NOTICE ADDRESS:


     Tucker Anthony
     Suite 500
     Six Tower Bridge
     181 Washington Street
     Conshohocken, PA 19428

     Attention: Joseph J. Hill
     Fax: 484-530-2843


WITH A COPY TO:


     Joyce & Associates P.C.
     One Glenhardie Corporate Center
     Suite 102
     1275 Drummers Lane
     Wayne, PA 19087

     Attention: Betsy J. Joyce
     Fax: 610-687-8224

                                         Heller Financial, Inc.


                                         By: /s/ Casey Zmijeski
                                            ---------------------
                                            Name: Casey Zmijeski
                                            Title: Vice President

                                         AA-RAAH I, Inc.


                                         By: /s/ Andrew Steuerman
                                            ----------------------
                                            Name: Andrew Steuerman
                                            Title: Vice President